UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 20, 2015

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-84976
(Commission File Number)

98-0358040
(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events
Lamperd Less Lethal, Inc. Introduces Latest Audio Enhanced Body Camera
Lamperd Less Lethal (PINKSHEETS: LLLI) has completed the design, engineering and development of its Wi-Fi Flash 4G Body Camera with streaming audio and video. The product debuted and is currently on display at the largest high tech show in the Middle East located in Dubai UAE. This show exhibits surveillance products from world-wide sources with the main interest being body worn cameras.

An engineer representing the company has setup an audio/visual display showing our distributor walking through the crowd using the product and demonstrating to the audience the great performance of this Wi-Fi Flash 4G system. The Wi-Fi Flash 4G systems are the latest advancement in body worn camera technology. These products are in high demand.

Lamperd Less Lethal, Inc. has personnel that will remain in Dubai for the MED. LAB CONFERENCE in the same building from 1/26 through 1/29/15. This conference expects approximately the same number of attendees as the current show.

Our engineers and regional distributor will follow up and visit with leads developed from the current show from 1/21 through 1/25/15 and from the MED LABS CONFERENCE on 1/31 and 2/1/15.

About the Company
Lamperd Less Lethal, Inc. is a manufacturer of less lethal weapons and ammunition for defensive purposes only.
Lamperd has a range of products to fit all defensive purposes. We also offer our Model X100 streaming video and audio Wi-Fi body camera, worn by police and military personnel.

This press release contains forward-looking statements relating to Lamperd Less Lethal, Inc. Lamperd Less Lethal, Inc. undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

Safe Harbor for Forward-Looking Statements: This news release includes forward-looking statements. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are and will be set forth in the company's periodic filings with the U.S. Securities and Exchange Commission.

Lamperd Less Lethal
Barry Lamperd, President
(519) 344-4445

www.lamperdtraining.com

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

/s/ Barry Lamperd
Barry Lamperd
President

Date: January 20, 2015